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                         MERRILL LYNCH IRA ANNUITY(SM)

                                   ISSUED BY

                     ML LIFE INSURANCE COMPANY OF NEW YORK
       ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D (THE "ACCOUNT")

                         SUPPLEMENT DATED JULY 15, 2003
                                     TO THE
                         PROSPECTUS DATED JULY 1, 2003


This Contract is currently not available to be issued as a "stand alone" IRA Contract. It must be purchased through an existing IRA Account or Roth IRA Account with Merrill Lynch, Pierce, Fenner & Smith Incorporated or by rollover from an existing IRA or Roth IRA contract, a qualified pension or profit sharing plan, a 403(b) plan, or a governmental 457(b) plan.

                                  *     *     *

Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Advisor or the Service Center at 1-800-535-5549.